SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         June 4, 2004
                                                         ------------


                           GOLD BANC CORPORATION, INC.
                          ---------------------------
            (Exact name of Registrant as specified in its charter)

       Kansas                      0-28936                 48-1008593
       ------                      -------                 ----------
      (State of                (Commission File         (I.R.S. Employer
    Incorporation)                  Number)           Identification Number)


                   11301 Nall Avenue, Leawood, Kansas 66211
                   ----------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (913) 451-8050
                                                   --------------


         (Former name or former address, if changed since last report)

Item 5          Other Events and Regulation FD Disclosure

      On June 4, 2004, the Registrant issued a press release to respond to inquiries it had received regarding information appearing on the website of the Office of Thrift Supervision. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7          Financial Statements and Exhibits


Exhibit Number          Description
--------------          -----------

99.1                    Press Release dated June 4, 2004.



                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                               GOLD BANC CORPORATION, INC.


Dated: June 4, 2004
                               By:  /s/ Rick J. Tremblay
                                   ----------------------
                                   Rick J. Tremblay
                                   Executive Vice President and
                                   Chief Financial Officer






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